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                                                                   EXHIBIT 10.22


                                  ZILOG, INC.
                      1998 LONG-TERM STOCK INCENTIVE PLAN

                           RESTRICTED SHARE AGREEMENT


          RESTRICTED SHARE AGREEMENT (this "Agreement"), dated as of January 14,
                                            ---------
2000 between Zilog, Inc. (the "Company") and Robert D. Norman (the
                               -------
"Participant").
 -----------

          WHEREAS, the Participant is a consultant of the Company or an affiliate of the Company and in such capacity is hereby granted the one-time opportunity to purchase shares (the "Restricted Shares") of common stock of the
                                     -----------------
Company, $0.01 par value per share ("Common Stock"), pursuant to the Company's
                                     ------------
1998 Long-Term Stock Incentive Plan (the "Plan") and subject to the terms and
                                          ----
conditions provided herein and in the Plan;

          WHEREAS, Section 12.4 of the Plan requires the Participant to execute this Agreement if the Participant wishes to purchase the Restricted Shares;

          WHEREAS, upon executing this Agreement, the Participant and the Company desire to have this Agreement apply to the Restricted Shares to be purchased pursuant to the Plan by the Participant.

          NOW THEREFORE, in consideration of the premises hereinafter set forth, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows.

          1.   Grant of Restricted Share Award.  Pursuant to, and subject to,
               -------------------------------
the terms and conditions set forth herein (including the payment of the Purchase Price) and in the Plan, the Company hereby grants to the Participant an Award (the "Restricted Share Award") under which the Participant is hereby offered the
      ----------------------
opportunity to purchase 250,000 shares of Common Stock of the Company.


          2.   Grant Date.  The Grant Date of the Restricted Share Award is the
               ----------
date of this Agreement.


          3.   Purchase Price of Restricted Share.  The purchase price for each
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share offered under this Restricted Share Award is $4.00.  The Participant must pay the aggregate Purchase Price by certified check made out to the Company within thirty days of the date hereof. If the Company does not receive payment of the Purchase Price in appropriate form by the close of business on such date, this Restricted Share Award shall automatically, and without any further action by the Company, expire.
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          4.   Vesting Date.
               ------------

          (a) All Two Hundred and Fifty Thousand (250,000) shares shall be fully vested as soon as the Company receives payment for the shares as specified in Section 3 above.

          (b) For purposes of this Agreement, the term "employment" shall mean the performance of consulting services to the Company by the Participant.


          5.  Participant's Acknowledgments and Representations.
              -------------------------------------------------

          (a) The Participant hereby acknowledges and agrees that (i) he is under no obligation to purchase the Restricted Shares hereunder, (ii) he has received a copy of and has read and fully understands the Plan and this Agreement, and (iii) all decisions, determinations and interpretations of the Committee or the Board of Directors of the Company in respect of the Plan or this Agreement shall be final, conclusive and binding.

          (b) The Participant hereby represents and warrants (i) the Restricted Shares are being acquired for the Participant's own account, for investment purposes only and not with a view to or in connection with any distribution, reoffer, resale, public offering or other disposition thereof not in compliance with the United States Securities Act of 1933 and the rules and regulations thereunder or any other applicable United States federal or state securities laws or regulations or any other Non-U.S. or local law or regulation; (ii) the Participant, either alone or together with his representatives, possess such expertise, knowledge, and sophistication in financial and business matters generally, and in the type of transactions in which the Company or its affiliates proposes to engage in specifically, that the Participant is capable of evaluating the merits and risks of his proposed investment; (iii) the Participant has had access to all of the information with respect to the Restricted Shares that the Participant deems necessary to make a complete evaluation thereof and the Participant has had the opportunity to question the Company concerning such Restricted Shares; (iv) the Participant's decision to acquire the Restricted Shares for investment has been based solely upon the evaluation made by the Participant and not on any representations or statements made by the Company, any of its affiliates or any employee or agent thereof; and
(v) the Participant is aware that (1) the shares of common stock of the Company are not traded on any securities exchange and there is no market for the shares of common stock and (2) this Agreement provides significant restrictions on the Participant's ability to sell, transfer, assign, mortgage, hypothecate, or otherwise encumber the Restricted Shares prior to the date such Restricted Shares vest in accordance with Section 4 herein and prior to existence of a Public Market (as defined in Section 9 herein).

          6.  Issuance of Restricted Shares.  The Participant acknowledges and
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agrees that the certificate for the Restricted Shares shall bear the following legends (except that the second paragraph of this legend shall not be required after the Restricted Shares have been registered and except that the first paragraph of this legend shall not be required after both the Restricted Shares have become vested pursuant to Section 4 hereof and the termination of the provisions of Sections 7 and 8 hereof pursuant to Section 9 hereof):

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          The shares represented by this certificate are subject to the terms and conditions of a Restricted Share Agreement dated as of January 14, 2000 and may not be sold, transferred, hypothecated, assigned or encumbered, except as may be permitted by the aforesaid Agreement. A copy of the Restricted Share Agreement is available through the Secretary of the Company.

          The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be sold, transferred, pledged or hypothecated in the absence of an effective registration statement for the shares under the Securities Act of 1933 or an opinion of counsel for the Company that registration is not required under said Act.

          Upon the vesting of the Restricted Shares pursuant to Section 4 hereof and the termination of the provisions of Sections 7 and 8 hereof pursuant to
Section 9 hereof, or upon registration of the Restricted Shares under the Securities Act of 1933, as amended (the "Securities Act"), the Participant shall
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have the right to exchange any Restricted Shares containing the above legend (i)
in the case of the registration of the Restricted Shares, for Restricted Shares legended only with the first paragraph described above and (ii) in the case of the vesting of the Restricted Shares pursuant to Section 4 hereof and the termination of the provisions of Sections 7 and 8 hereof pursuant to Section 9 hereof, for Restricted Shares legended only with the second paragraph described above (it being understood that once the Restricted Shares are vested pursuant to Section 4 hereof and following the existence of a Public Market, the Participant shall be permitted to sell, transfer, hypothecate, assign or otherwise encumber such shares, subject to any restrictions imposed by applicable law, including, without limitation, the restrictions imposed under Rule 144 of the Securities Act, and subject to any restrictions imposed by the Company that applies generally to employees and independent contractors of the Company).


          7.  Transfer of Restricted Shares; Call Rights.
              ------------------------------------------

          (a) The Participant agrees that he will not cause or permit the Restricted Shares or his interest in the Restricted Shares to be sold, transferred, hypothecated, assigned or encumbered except as expressly permitted by this Section 7 or Section 8 hereof; provided, however, that the Restricted
                                       --------  -------
Shares or any such interest may be transferred (i) on the Participant's death by bequest or inheritance to the Participant's executors, administrators, testamentary trustees, legatees or beneficiaries, or (ii) during the Participant's lifetime, to a trust or custodianship created by the Participant, the beneficiaries of which may include only the Participant, the Participant's spouse or the Participant's lineal descendants (by blood or adoption), subject in any such case to the agreement by each transferee (other than the Company or as otherwise permitted by the Company) in writing to be bound by the terms of this Agreement and provided in any such case that no such transfer that would cause the Company to

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be required to register the Common Stock under Section 12(g) of the Securities
Exchange Act of 1934, as amended (the "Exchange Act"), shall be permitted.
                                      -------------

          (b) The Company (or its designated assignee) shall have the right, during the ninety-day period immediately following the termination of the employment of the Participant with the Company to purchase from the Participant, and upon the exercise of such right the Participant shall sell to the Company (or its designated assignee), all or any portion of the Restricted Shares which are vested and which are held by the Participant as of the date as of which such right is exercised at a per share price equal to the Fair Market Value (as defined in the Plan) of a share of Common Stock determined as of the Valuation Date (as defined in the Plan) immediately preceding the date as of which such right is exercised.

(c) The Company (or its designated assignee) shall exercise the rights provided in paragraph (b) of this Section 7 by delivering to the Participant a written notice specifying its intent to purchase Restricted Shares held by the Participant, the date as of which such right is to be exercised and the number of Restricted Shares to be purchased. Such purchase and sale shall occur on such date as the Company (or its designated assignee) shall specify which date shall not be later than ninety (90) days after the fiscal quarter-end immediately following the date as of which the Company's right is exercised; provided that the Company may delay any such payment in
                         -------------
     the event such payment will result in the violation of the terms or provisions of, or result in a default or event of default under, any guarantee, financing or security agreement or document entered into by the Company or any of its Affiliates and in effect on such date (hereinafter a "Financing Agreement"). In the event the payment of the purchase price is
      -------------------
     delayed as a result of a restriction imposed by a Financing Agreement as provided above, such payment shall be made without the application of further conditions or impediments as soon as practicable after the payment of such purchase price would no longer result in the violation of the terms or provisions of, or result in a default or event of default under, any Financing Agreement, and such payment shall equal the amount that would have been paid to the Participant if no delay had occurred plus interest for the period from the date on which the purchase price would have been paid but for the delay in payment provided herein to the date on which such payment is made (the "Delay Period"), calculated at an annual rate equal to
                           ------------
     the average annual prime rate plus two percent charged during the Delay Period by a nationally recognized bank designated by the Board.

          8.  Certain Rights.
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          (a) Drag Along Rights.  If the Majority Stockholder (as defined below)
              -----------------
desires to sell all or substantially all of its shares of Common Stock to a good faith independent purchaser (a "Purchaser") (other than any other investment
                                ---------
partnership, limited liability company

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or other entity established for investment purposes and controlled by the principals of the Majority Stockholder or any of its affiliates and other than any employees of the Majority Stockholder hereinafter referred to as a "Permitted Transferee") and said Purchaser desires to acquire all or
----------------------
substantially all of the issued and outstanding shares of Common Stock (or all or substantially all of the assets of the Company) upon such terms and conditions as agreed to with the Majority Stockholder, the Participant agrees to sell all of his Restricted Shares to said Purchaser (or to vote all of his Restricted Shares in favor of any merger or other transaction which would effect a sale of such shares of Common Stock or assets of the Company) at the same price per share of Common Stock and pursuant to the same terms and conditions with respect to payment for the shares of Common Stock as agreed to by the Majority Stockholder. In such case, the Majority Stockholder shall give written notice of such sale to the Participant at least thirty (30) days prior to the consummation of such sale, setting forth (i) the consideration to be received by the holders of shares of Common Stock, (ii) the identity of the Purchaser, (iii) any other material items and conditions of the proposed transfer and (iv) the date of the proposed transfer.

(b)  Tag Along Rights.
----------------------

          (i) Subject to paragraph (iv) of this Section 8(b), if the Majority Stockholder or its Permitted Transferee proposes to transfer any of its shares of Common Stock to a Purchaser (other than a Permitted Transferee), then the Company shall cause the Majority Stockholder or his Permitted Transferee (hereinafter referred to as a "Selling Stockholder") to give written notice of
                               -------------------
such proposed transfer to the Participant (the "Selling Stockholder's Notice")
                                                ----------------------------
at least thirty (30) days prior to the consummation of such proposed transfer, and to provide notice to all other stockholders of the Company to whom the Majority Stockholder has granted similar "tag-along" rights (such stockholders together with the Participant, referred to herein as the "Other Stockholders")
                                                          ------------------
setting forth (A) the number of shares of Common Stock offered, (B) the consideration to be received by such Selling Stockholder, (C) the identity of the Purchaser, (D) any other material items and conditions of the proposed transfer and (E) the date of the proposed transfer.

          (ii) Upon delivery of the Selling Stockholder's Notice, the Participant may elect to sell up to the sum of (A) the Pro Rata Portion (as defined in Section 8(c)(ii)) and (B) the Excess Pro Rata Portion (as defined in
Section 8(c)(iii)) of the vested portion of his Restricted Shares, at the same price per share of Common Stock and pursuant to the same terms and conditions with respect to payment for the shares of Common Stock as agreed to by the Selling Stockholder, by sending written notice to the Selling Stockholder within fifteen (15) days after the date of the Selling Stockholder's Notice, indicating his election to sell up to the sum of the Pro Rata Portion plus the Excess Pro Rata Portion of his Restricted Shares in the same transaction. Following such fifteen-day period, the Selling Stockholder and each Other Stockholder who has served notice on the Selling Stockholder shall be permitted to sell to the Purchaser on the terms and conditions set forth in the Selling Stockholder's Notice the sum of (X) the Pro Rata Portion and (Y) the Excess Pro Rata Portion of its Restricted Shares.

          (iii) Notwithstanding anything to the contrary contained herein, the provisions of this Section 8(b) shall not apply to any sale or transfer by the Majority Stockholder of shares of Common Stock unless and until the Majority Stockholder, after giving effect to the proposed

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sale or transfer, shall have sold or transferred in the aggregate (other than to Permitted Transferees) shares of Common Stock, representing 7.5% of shares of Common Stock owned by the Majority Stockholder on the date hereof.

          (c) Definitions. For purposes of this Section 8, the following capitalized terms shall have the following meanings:

             (i) "Majority Stockholder" shall mean TPG Partners II, L.P., TPG Investors II, L.P., and TPG Parallel II, L.P.

          (ii) "Pro Rata Portion" shall mean, with respect to shares of Common Stock held by the Participant or Selling Stockholder, as the case may be, a number equal to the product of (x) the total number of such shares then owned by the Participant or the Selling Stockholder, as the case may be, and (y) a fraction, the numerator of which shall be the total number of such shares proposed to be sold to the Purchaser as set forth in the Selling Stockholder's Notice, and the denominator of which shall be the total number of such shares then outstanding (including such shares proposed to be sold by the Selling Stockholder); provided that, in the event any of the Other Stockholders (including the Participant) elects to sell less than his or her Pro Rata Portion, such lesser amount shall be deemed to be his or her Pro Rata Portion for purposes of this Agreement, and provided that any fraction of a share resulting from such calculation shall be disregarded for purposes of determining the Pro Rata Portion.

          (iii) "Excess Pro Rata Portion" shall mean, with respect to each Other Stockholder and the Participant, a whole number equal to the product of
(x) the number of Non-Elected Shares (as defined below) and (y) a fraction, the numerator of which shall be such Participant's Pro Rata Portion, and the denominator of which shall be the number of Elected Shares (as defined below), provided that any fraction of a share resulting from such calculation shall be disregarded for purposes of determining the Excess Pro Rata Portion. With respect to the Selling Stockholder, "Excess Pro Rata Portion" shall mean the excess, if any, of the number of Non-Elected Shares over the aggregate Excess Pro Rata Portions of the Other Stockholders (including the Participant.)

          (iv) "Elected Shares" shall mean the sum of (x) the aggregate Pro Rata Portions with respect to the shares of Common Stock of all of the Other Stockholders (including the Participant) that have elected to exercise in full their rights to sell their Pro Rata Portion of shares of Common Stock, and (y) the Selling Stockholder's Pro Rata Portion of shares of Common Stock.

          (v)  "Non-Elected Shares" shall mean the excess, if any, of the
               --------------------
total number of shares of Common Stock proposed to be sold to a Purchaser as set forth in a Selling Stockholder's Notice over the aggregate Pro Rata
Portions with respect to shares of Common Stock of all of the Other Stockholders (including the Participant) that have elected to exercise their rights to sell their Pro Rata Portions of Shares of Common Stock.

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

          9.  Termination.  The transfer restrictions provided in Sections 7
              -----------
              and 8 hereof shall terminate immediately following the existence of a Public Market for the Common Stock except that the provisions contained in Section 7 hereof shall continue with respect to each Restricted Share prior to such shares becoming vested pursuant to
              Section 4 hereof and during such period of time, if any, as the Participant is precluded from selling such Restricted Shares pursuant to Rule 144 of the Securities Act. For this purpose, a "Public Market" for the Common Stock shall be deemed to exist if
              -------------
              the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act and trading regularly occurs in such Common Stock in, on or through the facilities of securities exchanges and/or inter-dealer quotation systems in the United States (within the meaning of Section 902(n) of the Securities Act) or any designated offshore securities market (within the meaning of Rule 902(a) of the Securities Act).

          10. Distributions With Respect To Restricted Shares.  As used herein,
              -----------------------------------------------
              the term "Restricted Shares" includes securities of any kind
                        -----------------
              whatsoever distributed with respect to the Common Stock acquired by the Participant pursuant to the Plan and this Agreement or any such securities resulting from a stock split or consolidation involving such Common Stock.

          11.  Amendment; Assignment.  This Agreement may be amended,
               ---------------------
superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by authorized representatives of the parties or, in the case of a waiver, by an authorized representative of the party waiving compliance. No such written instrument shall be effective unless it expressly recites that it is intended to amend, supersede, cancel, renew or extend this Agreement or to waive compliance with one or more of the terms hereof, as the case may be. Except for the Participant's right to assign his or her rights under Section 7(a) or the Company's right to assign its rights under Sections 7(b), no party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto.


          12.  Notices.  Each notice and other communication hereunder shall be
               -------
in writing and shall be deemed to have been duly given on the date it is delivered in person, on the next business day if delivered by overnight mail or other reputable overnight courier, or the third business day if sent by registered mail, return receipt requested, to the parties as follows:

          If to the Participant, to his most recent address shown on records of the Company or its Affiliate;

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          If to the Company:

          Zilog, Inc.
          910 East Hamilton Avenue
          Campbell, California 95008
          Attention: Richard R. Pickard, Esq.

          or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.


          13.  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed to be an original, but each of which together shall constitute one and the same document.


          14.  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of California, without reference to its principles of conflicts of law.


          15.  Binding Effect; Third Party Beneficiary Rights.  This Agreement
               ----------------------------------------------
shall be binding upon, inure to the benefit of, and be enforceable by the heirs, personal representatives, successors and permitted assigns of the parties hereto. Nothing expressed or referred to in this Agreement is intended or shall be construed to give any person other than the parties to this Agreement, or their respective heirs, personal representatives, successors or assigns, any legal or equitable rights, remedy or claim under or in respect of this Agreement or any provision contained herein except that the Majority Stockholder shall have all the rights, remedies and claims hereunder as if it were an original signatory hereto.


          16.  Entire Agreement.  This Agreement constitutes the entire
               ----------------
agreement between the parties hereto with respect to the subject matter hereof.


          17.  Severability.  If any term, provision, covenant or restriction
               ------------
of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

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          18.  Miscellaneous.  The headings contained in this Agreement are for
               -------------
reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                        *     *     *     *     *     *

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                         /s/ Robert D. Norman
                                         ___________________________
                                         Robert D. Norman



                                         /s/ Gary Patten
                                         ___________________________
                                         Gary Patten
                                         Senior Vice President and CFO
                                         ZiLOG, Inc.


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